Prospectus Supplement

April 24, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated April 24, 2020 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 28, 2020

Short Duration Income Portfolio

Effective July 1, 2020, the first sentence of the second paragraph of the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income or Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more.

Effective July 1, 2020, the table in the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses—Shareholder Fees" is hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	2.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Effective July 1, 2020, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$255	$417	$594	$1,104

Effective July 1, 2020, the row with respect to Class A in the table entitled "Average Annual Total Returns" in the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Performance Information" is hereby deleted and replaced with the following:

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class A (commenced operations on 9/28/07)†
Return Before Taxes	1.72%	2.57%	2.17%	0.32%

†  Effective July 1, 2020, the historical total returns with sales charges deducted for Class A shares have been restated to reflect the current maximum sales charge of 2.00%.

Effective July 1, 2020, the second paragraph and the second table in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" are hereby deleted and replaced with the following:

With respect to the Short Duration Income Portfolio, Class A shares are subject to a sales charge equal to a maximum of 2.00% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $100,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.00%	2.04%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 and over	0.00%	0.00%	0.00%

Effective July 1, 2020, the fourth paragraph of the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares—Right of Accumulation" is hereby deleted and replaced with the following:

With respect to the Short Duration Income Portfolio, your sales charge may be reduced if you invest $100,000 or more in a single transaction, as calculated below:

Effective July 1, 2020, the fifth sentence in the first paragraph of the section of the Prospectus entitled "Shareholder Information—Exchange Privilege" is hereby deleted and replaced with the following:

Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable).

Please retain this supplement for future reference.

  IFTSDIPROSPT 4/20